Pursuant to the Fund's procedures adopted under Rule
10f-3, the Fund's Board of Directors/Trustees receives a quarterly report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph
(c)(1) through (c)(8) of Rule 10f-3.




Fund
AC Alternatives Long Short Fund
Issuer
Renesas Electronics Corp
Ticker/Sedol
6723 JP (6635677)
Principal Amount (US$)
$2,731,689,125
Principal Amount (Foreign$)
JPY 303,047,250,000
Amount Purchased (US$)
$29,003
Amount Purchased (Foreign$)
JPY 3,217,500
Trade Date
6/12/2017
Price (US$)
$7.437
Price-Foreign
JPY 825
Underwriter
JP Morgan Securities PLC
  Other Syndicate Members:
Nomura Securities Co Ltd, Morgan Stanley & Co International PLC,
Mizuho Securities Co Ltd, Mitsubishi UFJ Morgan Stanley
Securities Co, Merrill Lynch International Ltd, Merrill Lynch Japan Inc, JP Morgan Securities Pte Ltd, Daiwa Securities Co Ltd, Daiwa
Capital Markets Europe Ltd
Underwriting Spread
0.86%
Currency
JPY


Fund
AC Global Real Estate Fund
Issuer
Nippon Prologis REIT Inc
Ticker/Sedol
3283 JP (B98BC67)
Principal Amount (US$)
$311,254,116
Principal Amount (Foreign$)
JPY 34,314,210,000
Amount Purchased (US$)
$826,704
Amount Purchased (Foreign$)
JPY 91,140,000
Trade Date
7/31/2017
Price (US$)
$2066.76
Price-Foreign
JPY 227,850
Underwriter
Goldman Sachs & Co
  Other Syndicate Members:
SMBC Nikko Capital Markets Ltd, SMBC Nikko Securities Inc., Goldman Sachs International, J.P. Morgan Securities PLC, Merrill Lynch International Ltd, Mitsubishi UFJ Morgan Stanley Securities Co., Morgan Stanley & Co. International PLC, Nomura Securities Co. Ltd, Goldman Sachs (Japan) Ltd.
Underwriting Spread
3.21%
Currency
JPY


Fund
AC NT Global Real Estate Fund
Issuer
Nippon Prologis REIT Inc
Ticker/Sedol
3283 JP (B98BC67)
Principal Amount (US$)
$311,254,116
Principal Amount (Foreign$)
JPY 34,314,210,000
Amount Purchased (US$)
$3,897,910
Amount Purchased (Foreign$)
JPY 429,725,100
Trade Date
7/31/2017
Price (US$)
$2066.76
Price-Foreign
JPY 227,850
Underwriter
Goldman Sachs & Co
  Other Syndicate Members:
SMBC Nikko Capital Markets Ltd, SMBC Nikko Securities Inc., Goldman Sachs International, J.P. Morgan Securities PLC, Merrill Lynch International Ltd, Mitsubishi UFJ Morgan Stanley Securities Co., Morgan Stanley & Co. International PLC, Nomura Securities Co. Ltd, Goldman Sachs (Japan) Ltd.
Underwriting Spread
3.21%
Currency
JPY